                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
      INVESCO QUALITY MUNICIPAL INCOME TRUST
      INVESCO SECURITIES TRUST
      INVESCO VALUE MUNICIPAL INCOME TRUST
      SHORT-TERM INVESTMENTS TRUST
      on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              -------------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              -------------------------
      Title:  Senior Vice President
                                                          as of August 28, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2013      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2013      June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2013      June 30, 2014
   Class R6 Shares                            Contractual     1.75%      July 1, 2013      June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2013      June 30, 2014
Invesco California Tax-Free
   Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Core Plus Bond Fund
   Class A Shares                             Contractual     0.75%      June 6, 2011    December 31, 2013
   Class B Shares                             Contractual     1.50%      June 6, 2011    December 31, 2013
   Class C Shares                             Contractual     1.50%      June 6, 2011    December 31, 2013
   Class R Shares                             Contractual     1.00%      June 6, 2011    December 31, 2013
   Class R5 Shares                            Contractual     0.50%      June 6, 2011    December 31, 2013
   Class R6 Shares                            Contractual     0.50%   September 24, 2012 December 31, 2013
   Class Y Shares                             Contractual     0.50%      June 6, 2011    December 31, 2013
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2014
Invesco Equity and Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares                             Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                            Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                            Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Floating Rate Fund
   Class A Shares                             Contractual     1.50%     April 14, 2006     June 30, 2014
   Class C Shares                             Contractual     2.00%     April 14, 2006     June 30, 2014
   Class R Shares                             Contractual     1.75%     April 14, 2006     June 30, 2014
   Class R5 Shares                            Contractual     1.25%     April 14, 2006     June 30, 2014
   Class R6 Shares                            Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.25%    October 3, 2008     June 30, 2014
Invesco Global Real Estate Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Growth and Income Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Pennsylvania Tax Free
   Income Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco S&P 500 Index Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Small Cap Discovery Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco U.S. Quantitative Core Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2012    June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
Invesco Constellation Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Disciplined Equity Fund
   Class Y Shares                             Contractual     1.75%     July 14, 2009    June 30, 2014
Invesco Diversified Dividend Fund
   Class A Shares                             Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                            Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco Summit Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class P Shares                             Contractual     1.85%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class S Shares                             Contractual     1.90%   September 25, 2009 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Global Core Equity Fund
   Class A Shares                             Contractual     2.25%      July 1, 2013    June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2013    June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2013    June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco International Small Company Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     2.00%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Small Cap Equity Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013


                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                             Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                            Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                             Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                            Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                             Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                            Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                            Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                            Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                             Contractual     0.00%    November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares
   Class B Shares                             Contractual     1.50%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2014
   Class S Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.40%      July 1, 2012    June 30, 2014
                                              Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Convertible Securities Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2014
   Class R6 Shares                            Contractual     1.25%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Global Quantitative Core Fund
   Class A Shares
   Class B Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R Shares                             Contractual     3.00%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     2.50%      July 1, 2009    June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
                                              Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco Growth Allocation Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012    June 30, 2014
   Class S Shares                             Contractual     1.90%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Income Allocation Fund
   Class A Shares                             Contractual     0.25%      May 1, 2012     April 30, 2014
   Class B Shares                             Contractual     1.00%      May 1, 2012     April 30, 2014
   Class C Shares                             Contractual     1.00%      May 1, 2012     April 30, 2014
   Class R Shares                             Contractual     0.50%      May 1, 2012     April 30, 2014
   Class R5 Shares                            Contractual     0.00%      May 1, 2012     April 30, 2014
   Class Y Shares                             Contractual     0.00%      May 1, 2012     April 30, 2014
Invesco International Allocation Fund
   Class A Shares                             Contractual     2.25%      May 1, 2012     June 30, 2014
   Class B Shares                             Contractual     3.00%      May 1, 2012     June 30, 2014
   Class C Shares                             Contractual     3.00%      May 1, 2012     June 30, 2014
   Class R Shares                             Contractual     2.50%      May 1, 2012     June 30, 2014
   Class R5 Shares                            Contractual     2.00%      May 1, 2012     June 30, 2014
   Class Y Shares                             Contractual     2.00%      May 1, 2012     June 30, 2014
Invesco Leaders Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2012    June 30, 2014
Invesco Mid Cap Core Equity Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ------------------ -------------
Invesco Moderate Allocation Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2014
   Class S Shares                             Contractual     1.40%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014
Invesco Small Cap Growth Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009    June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009    June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2009    June 30, 2014
Invesco U.S. Mortgage Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012    June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco European Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                      Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco Global Growth Fund
   Class A Shares                             Contractual     2.25%    January 1, 2013     June 30, 2014
   Class B Shares                             Contractual     3.00%    January 1, 2013     June 30, 2014
   Class C Shares                             Contractual     3.00%    January 1, 2013     June 30, 2014
   Class R5 Shares                            Contractual     2.00%    January 1, 2013     June 30, 2014
   Class R6 Shares                            Contractual     2.00%    January 1, 2013     June 30, 2014
   Class Y Shares                             Contractual     2.00%    January 1, 2013     June 30, 2014
Invesco Global Opportunities Fund
   Class A Shares                             Contractual     1.36%     August 1, 2012   February 28, 2014
   Class C Shares                             Contractual     2.11%     August 1, 2012   February 28, 2014
   Class R Shares                             Contractual     1.61%     August 1, 2012   February 28, 2014
   Class R5 Shares                            Contractual     1.11%     August 1, 2012   February 28, 2014
   Class R6 Shares                            Contractual     1.11%   September 24, 2012 February 28, 2014
   Class Y Shares                             Contractual     1.11%     August 1, 2012   February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Select Opportunities Fund
   Class A Shares                             Contractual     1.51%     August 1, 2012   February 28, 2014
   Class C Shares                             Contractual     2.26%     August 1, 2012   February 28, 2014
   Class R Shares                             Contractual     1.76%     August 1, 2012   February 28, 2014
   Class R5 Shares                            Contractual     1.26%     August 1, 2012   February 28, 2014
   Class R6 Shares                            Contractual     1.26%   September 24, 2012 February 28, 2014
   Class Y Shares                             Contractual     1.26%     August 1, 2012   February 28, 2014
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2009      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco International Core Equity Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2009      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2009      June 30, 2014
   Class R6 Shares                            Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                      Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco International Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2013      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2013      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2013      June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2013      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2013      June 30, 2014
   Class R6 Shares                            Contractual     2.00%      July 1, 2013      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2013      June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                          ------------ ---------- ------------------ ---------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                             Contractual     2.00%      July 1, 2012     June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012     June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012     June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012     June 30, 2014
Invesco Balanced-Risk
Commodity Strategy Fund/4/
   Class A Shares                             Contractual     1.22%   November 29, 2010   June 30, 2014
   Class B Shares                             Contractual     1.97%   November 29, 2010   June 30, 2014
   Class C Shares                             Contractual     1.97%   November 29, 2010   June 30, 2014
   Class R Shares                             Contractual     1.47%   November 29, 2010   June 30, 2014
   Class R5 Shares                            Contractual     0.97%   November 29, 2010   June 30, 2014
   Class R6 Shares                            Contractual     0.97%   September 24, 2012  June 30, 2014
   Class Y Shares                             Contractual     0.97%   November 29, 2010   June 30, 2014
Invesco China Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009     June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2009     June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2009     June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2009     June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2014
   Class R6 Shares                            Contractual     2.00%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                             Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares                             Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares                             Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares                             Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares                             Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares                            Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares                            Contractual     0.99%   September 24, 2012 February 28, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                             Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares                             Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares                             Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares                            Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares                            Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares                             Contractual     1.60%      May 11, 2011    February 28, 2014
Invesco Endeavor Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco Global Health Care Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Global Markets Strategy Fund/5/
   Class A Shares                             Contractual     2.25%    August 28, 2013   February 28, 2014
   Class C Shares                             Contractual     3.00%    August 28, 2013   February 28, 2014
   Class R Shares                             Contractual     2.50%    August 28, 2013   February 28, 2014
   Class R5 Shares                            Contractual     2.00%    August 28, 2013   February 28, 2014
   Class R6 Shares                            Contractual     2.00%    August 28, 2013   February 28, 2014
   Class Y Shares                             Contractual     2.00%    August 28, 2013   February 28, 2014
Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014
Invesco Premium Income Fund
   Class A Shares                             Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares                             Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares                             Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares                            Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares                            Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares                             Contractual     0.64%   December 13, 2011  February 28, 2014
Invesco Select Companies Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                             Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares                             Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                            Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                            Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Dynamics Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco Global Real Estate Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco High Yield Fund
   Class A Shares                             Contractual     1.50%      July 1, 2013      June 30, 2014
   Class B Shares                             Contractual     2.25%      July 1, 2013      June 30, 2014
   Class C Shares                             Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                            Contractual     1.25%      July 1, 2013      June 30, 2014
   Class R6 Shares                            Contractual     1.25%      July 1, 2013      June 30, 2014
   Class Y Shares                             Contractual     1.25%      July 1, 2013      June 30, 2014
   Investor Class Shares                      Contractual     1.50%      July 1, 2013      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                          ------------ ----------  ------------------ -------------
Invesco High Yield Securities Fund
   Class A Shares                             Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.00%       July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.10%       July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%       July 1, 2012    June 30, 2014
Invesco Limited Maturity Treasury Fund
   Class A Shares                             Contractual     1.50%       July 1, 2012    June 30, 2014
   Class A2 Shares                            Contractual     1.40%       July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%       July 1, 2012    June 30, 2014
Invesco Municipal Bond Fund
   Class A Shares                             Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares                      Contractual     1.50%       July 1, 2012    June 30, 2014
Invesco Real Estate Fund
   Class A Shares                             Contractual     2.00%       July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%       July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%       July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares                            Contractual     1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                             Contractual     1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares                      Contractual     2.00%       July 1, 2012    June 30, 2014
Invesco Short Term Bond Fund
   Class A Shares                             Contractual     1.40%       July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares                             Contractual     1.75%       July 1, 2013    June 30, 2014
   Class R5 Shares                            Contractual     1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares                            Contractual     1.25%       July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     1.25%       July 1, 2013    June 30, 2014
Invesco U.S. Government Fund
   Class A Shares                             Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares                      Contractual     1.50%       July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares                             Contractual     2.00%     July 1, 2013    June 30, 2014
   Class B Shares                             Contractual     2.75%     July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     2.75%     July 1, 2013    June 30, 2014
   Class R Shares                             Contractual     2.25%     July 1, 2013    June 30, 2014
   Class R5 Shares                            Contractual     1.75%     July 1, 2013    June 30, 2014
   Class R6 Shares                            Contractual     1.75%     July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     1.75%     July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ------------------ ---------------
Invesco Comstock Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012     June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2012     June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2012     June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                            Contractual     1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2012     June 30, 2014
Invesco Energy Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009     June 30, 2014
   Class R5 Shares                            Contractual     1.75%      July 1, 2009     June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2009     June 30, 2014
Invesco Dividend Income Fund
   Class A Shares                             Contractual     1.10%    February 6, 2013  August 31, 2014
   Class B Shares                             Contractual     1.85%    February 6, 2013  August 31, 2014
   Class C Shares                             Contractual     1.85%    February 6, 2013  August 31, 2014
   Class R5 Shares                            Contractual     0.85%    February 6, 2013  August 31, 2014
   Class R6 Shares                            Contractual     0.85%    February 6, 2013  August 31, 2014
   Class Y Shares                             Contractual     0.85%    February 6, 2013  August 31, 2014
   Investor Class Shares                      Contractual     1.10%    February 6, 2013  August 31, 2014
Invesco Gold & Precious Metals
   Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009     June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2009     June 30, 2014
Invesco Leisure Fund
   Class A Shares                             Contractual     2.00%      July 1, 2009     June 30, 2014
   Class B Shares                             Contractual     2.75%      July 1, 2009     June 30, 2014
   Class C Shares                             Contractual     2.75%      July 1, 2009     June 30, 2014
   Class R Shares                             Contractual     2.25%      July 1, 2009     June 30, 2014
   Class Y Shares                             Contractual     1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                      Contractual     2.00%      July 1, 2009     June 30, 2014
Invesco Mid Cap Growth Fund
   Class A Shares                             Contractual     2.00%      July 1, 2012     June 30, 2013
   Class B Shares                             Contractual     2.75%      July 1, 2012     June 30, 2013
   Class C Shares                             Contractual     2.75%      July 1, 2012     June 30, 2013
   Class R Shares                             Contractual     2.25%      July 1, 2012     June 30, 2013
   Class R5 Shares                            Contractual     1.75%      July 1, 2012     June 30, 2013
   Class R6 Shares                            Contractual     1.75%    January 18, 2013   June 30, 2013
   Class Y Shares                             Contractual     1.75%      July 1, 2012     June 30, 2013
Invesco Mid Cap Growth Fund
   Class A Shares                             Contractual     1.15%     July 15, 2013     July 31, 2015
   Class B Shares                             Contractual     1.90%     July 15, 2013     July 31, 2015
   Class C Shares                             Contractual     1.90%     July 15, 2013     July 31, 2015
   Class R Shares                             Contractual     1.40%     July 15, 2013     July 31, 2015
   Class R5 Shares                            Contractual     0.90%     July 15, 2013     July 31, 2015
   Class R6 Shares                            Contractual     0.90%     July 15, 2013     July 31, 2015
   Class Y Shares                             Contractual     0.90%     July 15, 2013     July 31, 2015

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2014
Invesco Technology Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%     July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2014
   Investor Class Shares                      Contractual     2.00%     July 1, 2012    June 30, 2014
Invesco Technology Sector Fund
   Class A Shares                             Contractual     2.00%   February 12, 2010 June 30, 2014
   Class B Shares                             Contractual     2.75%   February 12, 2010 June 30, 2014
   Class C Shares                             Contractual     2.75%   February 12, 2010 June 30, 2014
   Class Y Shares                             Contractual     1.75%   February 12, 2010 June 30, 2014
Invesco Value Opportunities Fund
   Class A Shares                             Contractual     2.00%     July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.75%     July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.75%     July 1, 2012    June 30, 2014
   Class R Shares                             Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     1.75%     July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.75%     July 1, 2012    June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares
   Class B Shares                             Contractual     1.50%     July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%     July 1, 2012    June 30, 2014
   Class R5 Shares                            Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2014
                                              Contractual     1.25%     July 1, 2012    June 30, 2014
Invesco Intermediate Term
Municipal Income Fund
   Class A Shares                             Contractual     0.80%     July 1, 2013    June 30, 2014
   Class B Shares                             Contractual     1.55%     July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     1.55%     July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     0.55%     July 1, 2013    June 30, 2014
Invesco Municipal Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                             Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                             Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                             Contractual     1.25%     July 1, 2013    June 30, 2014
   Investor Class                             Contractual     1.50%     July 15, 2013   June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2014
   Class B Shares                             Contractual     2.25%     July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%     July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                          ------------ ---------- ----------------- -------------
Invesco Tax-Free Intermediate Fund
   Class A Shares                             Contractual     1.50%     July 1, 2012    June 30, 2014
   Class A2 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2014
   Class C Shares                             Contractual     2.25%     June 30, 2013   June 30, 2014
   Class R5 Shares                            Contractual     1.25%     July 1, 2012    June 30, 2014
   Class Y Shares                             Contractual     1.25%     July 1, 2012    June 30, 2014

                           INVESCO SECURITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive
   Allocation Fund                            Contractual     1.15%   January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                          as of August 28, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                          ------------ ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009     December 31, 2013
   Corporate Class                            Contractual     0.17%      July 1, 2009     December 31, 2013
   Institutional Class                        Contractual     0.14%      July 1, 2009     December 31, 2013
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009     December 31, 2013
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009     December 31, 2013
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009     December 31, 2013
   Resource Class                             Contractual     0.30%/2/   July 1, 2009     December 31, 2013
Government TaxAdvantage Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009     December 31, 2013
   Corporate Class                            Contractual     0.17%      July 1, 2009     December 31, 2013
   Institutional Class                        Contractual     0.14%      July 1, 2009     December 31, 2013
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009     December 31, 2013
   Private Investment Class                   Contractual     0.39%/2/   July 1, 2009     December 31, 2013
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009     December 31, 2013
   Resource Class                             Contractual     0.30%/2/   July 1, 2009     December 31, 2013
Liquid Assets Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009     December 31, 2013
   Corporate Class                            Contractual     0.17%      July 1, 2009     December 31, 2013
   Institutional Class                        Contractual     0.14%      July 1, 2009     December 31, 2013
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009     December 31, 2013
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009     December 31, 2013
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009     December 31, 2013
   Resource Class                             Contractual     0.34%      July 1, 2009     December 31, 2013
STIC Prime Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009     December 31, 2013
   Corporate Class                            Contractual     0.17%      July 1, 2009     December 31, 2013
   Institutional Class                        Contractual     0.14%      July 1, 2009     December 31, 2013
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009     December 31, 2013
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009     December 31, 2013
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009     December 31, 2013
   Resource Class                             Contractual     0.30%/2/   July 1, 2009     December 31, 2013
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                      Contractual     0.33%/2/   July 1, 2009     December 31, 2013
   Corporate Class                            Contractual     0.28%      July 1, 2009     December 31, 2013
   Institutional Class                        Contractual     0.25%      July 1, 2009     December 31, 2013
   Personal Investment Class                  Contractual     0.80%/2/   July 1, 2009     December 31, 2013
   Private Investment Class                   Contractual     0.50%/2/   July 1, 2009     December 31, 2013
   Reserve Class                              Contractual     1.12%/2/   July 1, 2009     December 31, 2013
   Resource Class                             Contractual     0.41%/2/   July 1, 2009     December 31, 2013
Treasury Portfolio
   Cash Management Class                      Contractual     0.22%/2/   July 1, 2009     December 31, 2013
   Corporate Class                            Contractual     0.17%      July 1, 2009     December 31, 2013
   Institutional Class                        Contractual     0.14%      July 1, 2009     December 31, 2013
   Personal Investment Class                  Contractual     0.69%/2/   July 1, 2009     December 31, 2013
   Private Investment Class                   Contractual     0.44%/2/   July 1, 2009     December 31, 2013
   Reserve Class                              Contractual     1.01%/2/   July 1, 2009     December 31, 2013
   Resource Class                             Contractual     0.30%/2/   July 1, 2009     December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                          as of August 28, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION  CURRENT LIMIT         DATE
----                                          ------------ ---------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                            Contractual     0.90%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     1.15%     July 1, 2012     June 30, 2014
Invesco V.I. American Value Fund
   Series I Shares                            Contractual     2.00%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     2.25%     July 1, 2012     June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                            Contractual     0.78%     July 1, 2013     April 30, 2014
   Series II Shares                           Contractual     1.03%     July 1, 2013     April 30, 2014
Invesco V.I. Comstock Fund
   Series I Shares                            Contractual     0.78%     May 1, 2013      April 30, 2014
   Series II Shares                           Contractual     1.03%     May 1, 2013      April 30, 2014
Invesco V.I. Core Equity Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                            Contractual     0.75%     July 1, 2005     April 30, 2014
   Series II Shares                           Contractual     1.00%     July 1, 2005     April 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                            Contractual     2.00%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     2.25%     July 1, 2012     June 30, 2014
Invesco V.I. Equity and Income Fund
   Series I Shares                            Contractual     1.50%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     1.75%     July 1, 2012     June 30, 2014
Invesco V.I. Global Core Equity Fund
   Series I Shares                            Contractual     2.25%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     2.50%     July 1, 2012     June 30, 2014

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION  CURRENT LIMIT         DATE
----                                          ------------ ---------- -----------------  ---------------
Invesco V.I. Global Health Care Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                            Contractual     1.50%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     1.75%     May 1, 2013      June 30, 2014
Invesco V.I. Growth and Income Fund
   Series I Shares                            Contractual     0.78%     May 1, 2013      April 30, 2014
   Series II Shares                           Contractual     1.03%     May 1, 2013      April 30, 2014
Invesco V.I. High Yield Fund
   Series I Shares                            Contractual     0.80%     May 2, 2011      April 30, 2014
   Series II Shares                           Contractual     1.05%     May 2, 2011      April 30, 2014
Invesco V.I. International Growth Fund
   Series I Shares                            Contractual     2.25%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     2.50%     July 1, 2012     June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                            Contractual     1.09%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     1.34%     July 1, 2012     June 30, 2014
Invesco V.I. Money Market Fund
   Series I Shares                            Contractual     1.50%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     1.75%     May 1, 2013      June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                            Contractual     2.00%     July 1, 2012     June 30, 2014
   Series II Shares                           Contractual     2.25%     July 1, 2012     June 30, 2014
Invesco V.I. Small Cap Equity Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014

                                                          as of August 28, 2013

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION  CURRENT LIMIT         DATE
----                                          ------------ ---------- -----------------  --------------
Invesco V.I. Technology Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                            Contractual     2.00%     May 1, 2012      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2012      June 30, 2014
Invesco V.I. Value Opportunities Fund
   Series I Shares                            Contractual     2.00%     May 1, 2013      June 30, 2014
   Series II Shares                           Contractual     2.25%     May 1, 2013      June 30, 2014

                                                          as of August 28, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust        Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust          Contractual     0.46%   October 15, 2012  October 31, 2014